United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 26, 2025

Date of Report (Date of earliest event reported)

AIMEI HEALTH TECHNOLOGY CO., LTD

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41880	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 East 53rd Street, Suite 3001 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

86-13758131392

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	AFJK	The Nasdaq Stock Market LLC
Rights, exchangeable into one-fifth of one Ordinary Share	AFJKR	The Nasdaq Stock Market LLC
Units, each consisting of one Ordinary Share and one Right	AFJKU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Trust Agreement Amendment

As approved by its shareholders at the Extraordinary General Meeting (defined below), Aimei Health Technology Co., Ltd (the “Company”) entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated December 1, 2023 (the “Trust Agreement”), with Continental Stock Transfer & Trust Company, as trustee (“Trustee”). Pursuant to the Trust Agreement Amendment, the amount of funds to be deposited into the trust account managed by the Trustee (the “Trust Account”) in connection with extending the timeframe within which the Company must consummate its initial business combination (“Extension”), is adjusted from $150,000 for all outstanding ordinary shares sold in its IPO (the “Public Shares”) (as defined below) for each monthly extension, to an amount equal to the lesser of (i) $80,000 for all outstanding Public Shares and (ii) $0.033 for each outstanding Public Share for each monthly extension.

The Trust Agreement Amendment is filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the results of the Extraordinary General Meeting, Article 35.2 of the Amended and Restated Articles of Association of the Company, as in effect immediately prior to the Extraordinary General Meeting, was amended and restated to essentially extend the date by which the Company has to consummate a business combination from 24 months from the date of the Company’s initial public offering (namely, December 6, 2025) to 36 months from the date of the Company’s initial public offering (namely, December 6, 2026). In accordance with Cayman Islands law, the Company will forward a copy of the special resolution approving the Article Amendment Proposal to the Cayman Islands Registrar of Companies (in the form attached as Exhibit 3.1). Such exhibit is incorporated by reference into this Item 5.03. The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this to the extent required herein.

Under Cayman Islands law, the amendment to the Articles took effect upon approval of the Article Amendment Proposal on November 26, 2025.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 26, 2025, the Company held its previously announced extraordinary general meeting of shareholders of the Company (the “Extraordinary General Meeting”) in the offices of the Company’s counsel, Hunter Taubman Fischer & Li LLC, at 950 Third Avenue, 19th Floor, New York, NY 10022 and virtually online at https://www.virtualshareholdermeeting.com/AFJKU2025SM2, pursuant to due notice The board of directors of the Company fixed the close of business on September 26, 2025 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Extraordinary General Meeting or at any adjournment thereof. On the Record Date, the Company had 6,121,733 ordinary shares issued and outstanding and holders of such shares were entitled to notice of and to vote at the Extraordinary General Meeting. At the Extraordinary General Meeting, holders of the Company’s outstanding ordinary shares in attendance (represented in person or by proxy) voted on four proposals presented, the Article Amendment Proposal, the Trust Agreement Amendment Proposal, the Auditor Appointment Proposal, and the Adjournment Proposal, each as described in the proxy statement dated November 10, 2025 (the “EGM Proxy Statement”). The shareholders represented in person or by proxy and entitled to vote at the Extraordinary General Meeting cast their votes as described below.

Capitalized terms used but not defined herein have the meaning given to them in the EGM Proxy Statement.

Proposal 1 - Article Amendment Proposal

The holders of the outstanding ordinary shares of the Company in attendance (represented in person or by proxy) and entitled to vote at the Extraordinary General Meeting approved, as a special resolution, the proposal to amend and restate Article 35.2 of the Amended and Restated Articles of Association of the Company currently in effect (the “Articles”), to essentially extend the date by which the Company has to consummate a business combination from 24 months from the date of the Company’s initial public offering (namely, December 6, 2025) to 36 months from the date of the Company’s initial public offering (namely, December 6, 2026). The following is a tabulation of the voting results:

Ordinary shares:

	Votes For	Votes Against	Abstentions
Number of outstanding ordinary shares voted:	4,511,997	199,722	0

There were 587,452 broker non-votes with respect to the Article Amendment Proposal. Broker non-votes are counted for quorum purposes.

Proposal 2 - Trust Agreement Amendment Proposal

The holders of the outstanding ordinary shares of the Company in attendance (represented in person or by proxy) and entitled to vote at the Extraordinary General Meeting approved the proposal to amend the Investment Management Trust Agreement dated December 1, 2023, entered into by and between Continental Stock Transfer & Trust Company, as trustee, and the Company, to adjust the amount of funds to be deposited into the Trust Account in connection with extending the timeframe within which the Company must consummate its initial business combination, from $150,000 for all outstanding Public Shares (as defined below) for each monthly extension, to an amount equal to the lesser of (i) $80,000 for all outstanding Public Shares and (ii) $0.033 for each outstanding Public Share for each monthly extension. The following is a tabulation of the voting results:

Ordinary shares:

	Votes For	Votes Against	Abstentions
Number of outstanding ordinary shares voted:	4,511,997	199,722	0

There were 587,452 broker non-votes with respect to Trust Amendment Proposal.

Proposal 3 - Auditor Appointment Proposal

The holders of the outstanding ordinary shares of the Company in attendance (represented in person or by proxy) and entitled to vote at the Extraordinary General Meeting approved the engagement of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2025. The following is a tabulation of the voting results:

Ordinary shares:

	Votes For	Votes Against	Abstentions
Number of outstanding ordinary shares voted:	5,105,901	193,270	0

There were no broker non-votes with respect to the Auditor Appointment Proposal.

Proposal 4 - Adjournment Proposal

The holders of the outstanding ordinary shares of the Company in attendance (represented in person or by proxy) and entitled to vote at the Extraordinary General Meeting approved the proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Article Amendment Proposal, the Trust Agreement Amendment Proposal, or the Auditor Appointment Proposal, to be determined by the chairman of the Extraordinary General Meeting. The following is a tabulation of the voting results:

Ordinary shares:

	Votes For	Votes Against	Abstentions
Number of outstanding ordinary shares voted:	5,099,449	199,722	0

There were no broker non-votes with respect to the Adjournment Proposal.

Item 8.01. Other Events.

In connection with the approval of the Article Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting, and as of the reporting date, holders of 3,942,661 Public Shares exercised their right to redeem those shares for cash at an approximate price of $11.37 per share, for an aggregate of approximately $44.8 million. Following the payment of the redemptions, the Trust Account will have a balance of approximately $0.7 million and the Company will have 2,179,072 shares outstanding.

As previously reported in a Current Report on Form 8-K filed on November 12, 2025, the Company held an extraordinary general meeting of shareholders of the Company (the “Business Combination EGM) to approve the United Hydrogen Business Combination (as defined in the EGM Proxy Statement). Among the aforementioned 3,942,661 Public Shares tendered for redemption in this Extraordinary General Meeting, (i) 987,260 shares are tendered for redemption in connection with the Business Combination EGM but are not tendered for redemption in connection with this Extraordinary General Meeting, the redemption of which shares will be effected upon the closing of the Business Combination; (ii) 2,942,050 shares tendered for redemption in connection with the Business Combination EGM also elected redemption in connection with this Extraordinary General Meeting, the redemption of which shares will be effected upon this Extraordinary General Meeting; and (iii) 13,351 shares were not tendered for redemption in connection with the Business Combination EGM but were tendered redemption in connection with this Extraordinary General Meeting, the redemption of which shares will be effected upon this Extraordinary General Meeting.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to our ability to complete an initial Business Combination and other risks and uncertainties indicated from time to time in our filings with the SEC, including under the caption “Risk Factors” in the reports we file with the SEC. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Form of Director’s Certificate certifying the special resolution passed by the Company at the Extraordinary General Meeting
10.1	Second Amendment to the Investment Management Trust Agreement, dated December 2, 2025, by and between Aimei Health Technology Co., Ltd and Continental Stock Transfer & Trust Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2025

Aimei Health Technology Co., Ltd

By:	/s/ Junheng Xie
Name:	Junheng Xie
Title:	Chief Executive Officer